• • • • • • • • • • • • • • •

• • • • • • • • • • • • • •

• • • • • •

• • • • • •

• • • • •

• • • •

• • • • • • • • •

• • •

• • • • •

• • • • •

• • • • • • • • •

TBV Per Share(a) Dividends as a % of Net Income • • • •

15 Year Stock price appreciation of 60.93% Average dividend yield of 2.93%

• • • • • • • • • •

• • • • • •

Top 15 Lenders Origination Units Rank % of Total Bangor Savings Bank 3,057 1 9.8% Quicken Loans 2,345 2 7.5% Camden National Bank 1,754 3 5.6% Residential Mortgage Services Inc. 1,562 4 5.0% United Wholesale Mortgage 1,403 5 4.5% Kennebec Savings Bank 1,096 6 3.5% First, N.A. 1,059 7 3.4% Key Bank 1,032 8 3.3% Machias Savings Bank 835 9 2.7% TD Bank, N.A. 568 10 1.8% USA - various agencies 561 11 1.8% Norway Savings Bank 547 12 1.8% CUSO Mortgage Corp. 492 13 1.6% Gorham Savings Bank 449 14 1.4% Mortgage Network 437 15 1.4% All Other Lenders 13,927 - 44.7% Total 31,124 100.0% Six Months Ended June 30, 2021

Investor Presentation

Gregory Dufour | President & Chief Executive Officer
Gregory White | Chief Financial Officer

September 8-9, 2021

Camden NATIONAL CORPORATION

Forward Looking Statements

This presentation contains certain statements that may be considered forward-looking statements under the Private Securities Litigation Reform Act of 1995 and other federal securities laws, including certain plans, exceptions, goals, projections, and statements, which are subject to numerous risks, assumptions, and uncertainties. Forward-looking statements can be identified by the use of the words "believe," "expect," "anticipate," "intend," "estimate," "assume," "plan," "target," or "goal" or future or conditional verbs such as "will," "may," "might," "should," "could" and other expressions which predict or indicate future events or trends and which do not relate to historical matters. Forward-looking statements should not be relied on, because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of Camden National Corporation (the "Company"). These risks, uncertainties and other factors may cause the actual results, performance or achievements of the Company to be materially different from the anticipated future results, performance or achievements expressed or implied by the forward-looking statements.

The following factors, among others, could cause the Company's financial performance to differ materially from the Company's goals, plans, objectives, intentions, expectations and other forward-looking statements: (i) weakness in the United States economy in general and the regional and local economies within the New England region and Maine, which could result in a deterioration of credit quality, an increase in the allowance for credit losses or a reduced demand for the Company's credit or fee-based products and services; (ii) changes in trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (iii) inflation, interest rate, market, and monetary fluctuations; (iv) competitive pressures, including continued industry consolidation and the increased financial services provided by non-banks; (v) volatility in the securities markets that could adversely affect the value or credit quality of the Company's assets, impairment of goodwill, or the availability and terms of funding necessary to meet the Company's liquidity needs, and that could lead to impairment in the value of securities in the Company's investment portfolio; (vi) changes in information technology and other operational risks, including cybersecurity, that require increased capital spending; changes in consumer spending and savings habits; (vii) changes in tax, banking, securities and insurance laws and regulations; and (viii) changes in accounting policies, practices and standards, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board, and other accounting standard setters.

In addition, statements about the potential effects of the COVID-19 pandemic on the Company's businesses and results of operations and financial conditions may constitute forward-looking statements. Such statements may include, but are not limited to, statements concerning: (i) the continued effectiveness of our Pandemic Work Group; (ii) the continuing ability of our employees to work remotely; (iii) our continuing ability to staff our branches and keep our branches open; (iv) the continuing strength of our capital and liquidity positions; (v) our continued ability to access sources of contingent liquidity; (vi) the continuing strength of our asset quality within our loan portfolio; and (vii) the potential effectiveness of relief measures and programs for customers affected by COVID-19.

These statements are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and the Company.

You should carefully review all of these factors, and be aware that there may be other factors that could cause the Company's actual results to differ materially from those anticipated, including the risk factors listed in the Company's filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2020, as updated by the Company's quarterly reports on Form 10-Q and other filings with the Securities and Exchange Commission. You should carefully review the risk factors described therein and should not place undue reliance on our forward-looking statements.

These forward-looking statements were based on information, plans and estimates at the date of this presentation, and we undertake no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except to the extent required by applicable law or regulation.

Camden NATIONAL CORPORATION

Non-GAAP Financial Measures

This presentation includes certain non-GAAP financial measures. Management uses these non-GAAP financial measures for purposes of measuring our performance against our peer group and other financial institutions and analyzing our internal performance. These non-GAAP financial measures also help investors better understand the Company's operating performance and trends and allow for better performance comparisons to other financial institutions. These measures are not a substitute for GAAP operating results and may not be comparable to non-GAAP measures used by other financial institutions. Schedules that reconcile the non-GAAP financial measures to GAAP financial information are included in our Annual Report on Form 10-K and earnings releases filed with the SEC.

Camden National Corporation

Largest publicly traded bank headquartered in Northern New England

- NASDAQ: CAC
- Total Assets: $5.2 billion
- Market Cap: $700 million
- Average Daily Volume: 43,000
- 58 banking centers
  - Maine - 57
  - New Hampshire - 1
- 2 loan production offices
  - New Hampshire - 1
  - Massachusetts - 1
- Analyst Coverage
  - Raymond James (outperform)
  - Stephens (overweight)
  - KBW (market perform)
  - Janney (market perform)


ME
NH
MA
Bangor
Ellsworth
Augusta
Camden
Lewiston
Portland
Portsmouth
Braintree
Camden National Bank
Camden National Wealth Management

Camden NATIONAL CORPORATION

Why Camden National?

Organic franchise growth, opportunistic acquisitions

Focused:
- Gaining market share
- Adherence to strategic plan
- Opportunistically reviewing complementary acquisitions
- Solid core funding and sticky deposit base

Consistent Performance:
- Profitability achieved through organic growth
- Improved productivity
- Disciplined expense structure
- Diversified revenue stream

Culture:
- Experienced leadership team
- Strong community spirit
- Recognized by Greenwich Associates as a customer experience leader in both Retail and Small Business Banking

Credit Quality:
- Strong credit culture and history
- Disciplined structure and process
- Low charge-offs

Awarded and Recognized

Top honors for serving our constituents:

RAYMOND JAMES
2020 RAYMOND JAMES COMMUNITY BANKERS CUP

S&P Global
2020 S&P GLOBAL BEST-PERFORMING COMMUNITY BANKS

FAME
FINANCE AUTHORITY OF MAINE
2020 FINANCE AUTHORITY OF MAINE (FAME) LENDER AT WORK FOR MAINE AWARD
(11 Years)

Greenwich CX Leader 2020
2020 GREENWICH CUSTOMER EXPERIENCE LEADER:
U.S. RETAIL BANKING
(3rd year in a row)
U.S. COMMERCIAL SMALL BUSINESS BANKING

2021 Best Places to Work in ME

In 2020, we learned that **8 out of 10** of our consumer customers are very likely to recommend us to friends and family – a strong indicator of customer satisfaction and loyalty.

Camden NATIONAL CORPORATION

Second Quarter 2021 Highlights

- Second quarter net income down 8% compared to the prior quarter's record earnings
- Second quarter mortgage banking income $4.5 million lower on a linked quarter basis due to strategic shift to hold more residential mortgage production in portfolio
- Provision release of $3.4 million for the second quarter, and $5.4 for the first half of 2021
- No loans on short-term deferral arrangements due to COVID-19 as of June 30, 2021
- Asset quality remains strong
- Maintained a strong capital and liquidity position

Net Income
$18.1 million

Diluted Earnings Per Share
$1.21

Return on Assets
1.42%

Efficiency Ratio (non-GAAP)
56.72%

Total Risk-Based Capital Ratio
15.26%

Camden NATIONAL CORPORATION

Net Interest Income and Net Interest Margin

Net Interest Income
($ in millions)



$34.5
$1.7
$32.8
$34.5
$2.4
$32.1
$35.5
$3.7
$31.8
$32.4
$1.9
$30.5
$33.5
$1.7
$31.9
2Q20
3Q20
4Q20
1Q21
2Q21
NII (less SBA PPP income)
SBA PPP Income

NIM (FTE) and Adjusted NIM (FTE)[(2)]



3.15%
3.11%
3.04%
3.00%
3.06%
2.99%
2.91%
2.88%
2.89%
2.83%
2Q20
3Q20
4Q20
1Q21
2Q21
NIM
Adjusted NIM(2)

Recent actions and continued focus

- Hold a larger portion of residential mortgage production in portfolio
- Deploy excess cash into investment portfolio
- Commercial loan growth through syndications and small business specials
- Continue to manage deposit rates lower
- In Q2 2021, shifted $272 million of consumer deposits from interest to non-interest checking through a checking product redesign
- In Q2 2021, called $15 million of subordinated debt, at par plus accrued and unpaid interest

Estimated Changes in Net Interest Income[(1)]	Year 1	Year 2
+200 bps	0.81%	5.86%
-100 bps	-1.27%	-11.41%

(1) Assumes flat balance sheet, no changes in asset/funding mix, and a parallel and pro-rata shift in rates over a 12 month period. In the down -100 bps scenarios, Prime is floored at 3.00%, Fed Funds and Treasury rates at 0.01%, and all other market rates are floored at the lesser of current rates or 0.25%. As of June 30, 2021.
(2) This is a non-GAAP measure. Refer to the Company's financial information filed with the SEC for the respective period.

Camden NATIONAL CORPORATION

Diversified Revenue

- Non-Interest Income consistently 24% - 27% of total revenue
- SBA PPP loans contributed $7.8 million to 2020 and $3.5 million to YTD 6/30/21 total revenue
- $5.4 million of SBA PPP origination fees were yet to be recognized as of 6/30/21 ($4.6 million were yet to be recognized as of 8/31/21)
- Holding more residential mortgage production in portfolio to deploy excess liquidity (see in 2Q21 results)
- Assets under administration at 6/30/21 were $1.7 billion vs. $1.4 billion at 6/30/20

Total Revenue – 5 Year Trend
($ in millions)



$152.7
25.9%
74.1%
2016
$153.9
25.1%
74.9%
2017
$158.6
24.1%
75.9%
2018
$169.7
24.8%
75.2%
2019
$186.8
27.0%
73.0%
2020
Net Interest Income
Non-Interest Income

Total Revenue – 5 Quarter Trend
($ in millions)



$46.6
25.9%
74.1%
2Q20
$47.2
26.9%
73.1%
3Q20
$49.8
28.8%
71.2%
4Q20
$47.6
32.0%
68.0%
1Q21
$44.8
25.2%
74.8%
2Q21
Net Interest Income
Non-Interest Income

Camden NATIONAL CORPORATION

Focused on Efficient Operation

- Balanced approach to investing in the franchise while maintaining efficient operation
- YTD efficiency ratio[1] through 6/30/21 of 53.76%
- Continued investments in technology, digital offerings, and customer experience
- Consolidated/sold 14 branches since 2013

Operating Expense and Efficiency – 5 Year Trend
($ in millions)



$89.90
$88.51
$91.95
$95.30
$99.98
58.09%
57.05%
57.71%
55.77%
52.56%
2016
2017
2018
2019
2020
Non-Interest Expense
Efficiency Ratio(1)

Operating Expense and Efficiency – 5 Quarter Trend
($ in millions)



$23.51
$25.22
$26.69
$24.90
$25.59
50.13%
50.60%
53.30%
50.96%
56.72%
2Q20
3Q20
4Q20
1Q21
2Q21
Non-Interest Expense
Efficiency Ratio(1)

(1) This is a non-GAAP measure. Refer to the Company's financial information filed with the SEC for the respective period.

Camden National Corporation

Loan Portfolio

Residential Real Estate

- 68% located in Maine and 25% in Massachusetts
- 63% are primary residences, 29% second homes and 8% investment property
- 97% of balances at </= 80% LTV(1) (or supplemented with private mortgage insurance)

Commercial Real Estate

- 68% of real estate located in Maine, 19% in New Hampshire, and 8% in Massachusetts
- 92% of balances at </= 80% LTV(1)
- Top 50 CRE loans average a 67% LTV(1)

Loan Repricing

- $1.0 billion repricing in the next 12 months (average yield 2.94%)
- Floating rate: $910 million, 4% with in-the-money floors, and 75% without floors
- Adjustable rate: $94 million, 0% with in-the-money floors, and 43% without floors

Loan Portfolio Trend

($ in Billions)



$2.5
45.4%
54.6%
2016
$2.8
43.1%
56.9%
2017
$3.0
44.3%
55.7%
2018
$3.1
45.5%
54.5%
2019
$3.2
4.2%
41.4%
54.4%
2020
$3.3
3.8%
41.7%
54.5%
Q2 2021
Commercial
Retail
SBA PPP

Loan Portfolio Mix

(as of 6/30/21)



Home Equity and Consumer 8%
Commercial 11%
SBA PPP 4%
Commercial Real Estate 43%
Residential Real Estate 34%

(1) At origination date.
All data is presented as of June 30, 2021 unless otherwise noted.

Camden NATIONAL CORPORATION

Commercial Diversification

CRE and Commercial Loans by Industry
(as of 6/30/21)


Other (14 Industries <3%) 20%
Restaurants 3%
Construction 4%
Manufacturing 4%
Health Care / Social Asst. 6%
Retail Trade 7%
Lodging 14%
Real Estate Investment 42%
$1.9 billion

Real Estate Investment Breakdown
(as of 6/30/21)


Other Nonresidential Buildings 8%
1-4 Family 8%
Industrial / Warehouse 10%
Retail Store 20%
Multi-Family / Apartments 29%
Office Buildings 25%
$804 million

Exposure to COVID-19 impacted industries

- $389.6 million, or 12% of total loan portfolio, is within Lodging, Sr. Living & Care Facilities, Restaurants, and Travel & Recreation
- 55% of Lodging located in Maine, 23% in Massachusetts, and 12% in New Hampshire. Approximately 54% are nationally branded franchises.
- Approximately 99% of Office Buildings are located in New England. 58% located in Maine, 32% New Hampshire, and 9% in Massachusetts

Camden NATIONAL CORPORATION

Solid Credit Quality

NPAs / Total Assets



0.67%
0.50%
0.34%
0.25%
0.22%
0.17%
2016
2017
2018
2019
2020
2Q21

ACL on Loans / Total Loans



0.89%
0.87%
0.82%
0.81%
1.18%
0.98%
2016
2017
2018
2019
2020
2Q21

- ACL on loans at a 3.8x coverage of NPLs at 6/30/21
- Annualized YTD net charge-offs were 0.03% of average loans at 6/30/21
- There were no loans operating under a short-term deferral arrangement at 6/30/21

Loans previously operating on short-term deferral (as of 6/30/21)

- Non-accrual: $1.3 million
- 30-89 days past due: $536,000

Camden NATIONAL CORPORATION

Data presented for periods prior to 2020 does not reflect the impact of CECL.

Securities Portfolio

- Deployed portion of excess liquidity in 2020 and YTD 6/30/21 into the investment portfolio
- Average yield (FTE) of 1.78%, down 9 bps linked-quarter
- Unrealized net gain of $18.0 million on AFS compared to $15.0 million at 3/31/21
- 99.9% AFS, 0.1% HTM
- 100% of municipal holdings are rated A- or better by at least one rating agency (51% carry additional credit support)

Securities Portfolio Mix and Trend
($ in millions)



$907
4%
12%
32%
52%
2016
$921
6%
11%
30%
53%
2017
$949
8%
10%
37%
45%
2018
$928
7%
12%
35%
46%
2019
$1,091
5%
11%
37%
47%
2020
$1,393
4%
8%
31%
57%
Q2 2021
MBS - Agency
CMO - Agency
Municipal
U.S. Agencies and Other

	2016	2017	2018	2019	2020	YTD '21
Book Yield (FTE)	2.44%	2.48%	2.46%	2.64%	2.38%	1.82%
Modified Duration	4.33	3.83	4.14	4.65	3.95	4.75
Securities / Assets	23%	23%	22%	21%	22%	27%

Camden NATIONAL CORPORATION

All data is presented as of June 30, 2021 unless otherwise noted.

Funding Mix

Deposits

- Average balance of $4.0 billion
- Average deposit cost of 0.16%
- 2nd highest deposit market share in Maine (10.8% of deposits as of 6/30/20)
- 8th highest deposit market share in York and Cumberland counties (5.1% of deposits as of 6/30/20)
- Loan / Deposit ratio of 77% at 6/30/21, flat with 3/31/21

Borrowings

- Average balance of $515.5 million
- Average borrowing cost of 0.88%
- 36% of borrowings are customer repurchase agreements
- Prepaid $25 million FHLB long term borrowing in February 2021, resulting in a $514,000 one-time charge

Average Funding Trend
($ in billions)



$3.40
24.9%
11.4%
63.7%
2016
$3.54
25.9%
12.2%
61.9%
2017
$3.66
22.4%
13.7%
63.8%
2018
$3.88
16.7%
13.4%
70.0%
2019
$4.23
13.4%
16.2%
70.4%
2020
$4.40
11.8%
20.3%
67.8%
YTD 2021
Interest-bearing deposits
Non-interest-bearing deposits
Borrowings

Average Funding Mix
(Q2 2021)



Borrowings 11%
CDs 8%
Checking 51%
Saving/Money Market 30%

All data is presented as Q2 2021 averages unless otherwise stated.

Camden NATIONAL CORPORATION

Strong Capital Position

Tier 1 Leverage Ratio



9.07%
9.53%
9.55%
9.13%
9.48%
Required Minimum(1), 4.00%
2017
2018
2019
2020
2Q21

Total Risk Based Capital Ratio



14.14%
14.36%
14.44%
15.40%
15.26%
Required Minimum(1), 10.50%
2017
2018
2019
2020
2Q21

Common Equity Tier 1 (CET1) Ratio



11.30%
11.62%
11.80%
12.45%
12.94%
Required Minimum(1), 7.00%
2017
2018
2019
2020
2Q21

($ in millions)	Ratios at 6/30/21	Amount	Required Minimum[1]	Cushion: Capital Above Required Minimum	Cushion: Asset Growth
Tier 1 Leverage	9.48%	$474.9	4.00%	$274.6	$6,864.3
Total Assets for Leverage Ratio		$5,008.3			
Common Equity Tier 1	12.94%	$431.9	7.00%	$198.3	$2,832.5
Total Risk Based Capital	15.26%	$509.5	10.50%	$159.0	$1,514.6
Total Risk Weighted Assets		$3,337.6			

Camden NATIONAL CORPORATION

(1) "Required Minimum" ratios represent minimum required capital ratios plus, for the risk based ratios, the fully phased-in 2.50% CET1 capital conservation buffer.

Shareholder Value: Long-Term Metrics

TBV Per Share(a)


$29.99
$10.94
'05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 YTD '21

Dividends as a % of Net Income


46%
28%
'05 (b) '06 '07 '08 '09 '10 '11 (b) '12 '13 '14 '15 (c) '16 '17 (d) '18 '19 '20 YTD '21

- TBV per share 15 year CAGR of 6.7%
- 9 consecutive years of cash dividend increases
- $92 million in share buybacks since 2004
- Repurchased 24,444 shares in 2021 at an average price of $46.68 (as of 9/02/21)

a) This is a non-GAAP measure. Refer to the Company's financial information filed with the SEC for the respective period.
b) 2005 and 2011, special dividend of $0.50 per share.
c) 2015 increase is due to reduction in net income related to merger and acquisition costs of $7.2 million, after tax.
d) 2017 increase is due to reduction in net income from a $14.3 million charge to income tax resulting from the Tax Cuts and Jobs Act of 2017.

Camden NATIONAL CORPORATION

Shareholder Value: 15 Year Total Return

Performance (%)	10Y	5Y	3Y	1Y	YTD
CAC	238.14%	74.86%	12.55%	47.92%	33.58%
CAC Proxy Peer Group	182.08%	38.43%	-6.92%	46.65%	21.22%
S&P SmallCap Banks	253.25%	62.61%	13.31%	71.92%	28.30%
S&P 500	354.24%	128.95%	64.61%	31.17%	21.58%

15 Year

Stock price appreciation of 60.93%

Average dividend yield of 2.93%


400%
350%
300%
250%
200%
150%
100%
50%
0%
-50%
-100%
Aug-06
Aug-07
Aug-08
Aug-09
Aug-10
Aug-11
Aug-12
Aug-13
Aug-14
Aug-15
Aug-16
Aug-17
Aug-18
Aug-19
Aug-20
Aug-21
372%
154%
141%
65%
CAC
S&P 500
S&P SmallCap Banks
Proxy Peers

Source: S&P Global

Data range: August 31, 2006 – August 31, 2021

Camden NATIONAL CORPORATION

Investment Summary

Proven Management Team

- Delivered on previous acquisition commitments
- Long-term strategic perspective
- Diverse experience from community and large bank perspectives

Strong Market Share and Brand Recognition

- 146 year operating history
- #2 overall deposit market share in Maine, 1st in community banks
- #3 mortgage originator in Maine, with 5.6% of all mortgage originations in the state

Quality Growth

- Consistent long-term growth - both organically and through acquisitions
- Expanded presence in higher growth Southern Maine markets and enhanced scale, density, and deposit costs in existing markets

Strong Fundamental Operating Metrics

- Historically strong credit quality with nonperforming assets consistently less than 1% of total assets
- Solid efficiency ratio, ROAA and ROATCE

Camden NATIONAL CORPORATION

Appendix

Seasoned Management Team

Name	Position	Age	Years of Banking Experience	Year joined Camden
Greg Dufour	President and CEO	61	30+	2001
Greg White	EVP Chief Financial Officer	56	30+	2020
Joanne Campbell	EVP Risk Management	59	30+	1996
William Martel	EVP Technology & Support Services	52	20+	2020
Jennifer Mirabile	EVP Director of Wealth Management	62	30+	2017
Tim Nightingale	EVP Chief Credit Officer	64	30+	2000
Heather Robinson, CPA	SVP Chief Human Resources Officer	47	3	2018
Patricia Rose	EVP Retail Banking	57	30+	2017
Ryan Smith	EVP Commercial Banking	48	25+	2012
Renée Smyth	EVP Chief Experience & Marketing Officer	50	15+	2015

Camden NATIONAL CORPORATION

Income Statement

$ thousands	2Q21	1Q21	4Q20	3Q20	2Q20
Net interest income	**$33,529**	$32,364	$35,461	$34,481	$34,539
Non-interest income	**$11,320**	$15,215	$14,331	$12,696	$12,060
Total revenue	**$44,849**	$47,579	$49,792	$47,177	$46,599
Non-interest expense	**$25,590**	$24,899	$26,692	$25,221	$23,509
Pretax, pre-provision earnings[1]	**$19,259**	$22,680	$23,100	$21,956	$23,090
Provision for credit losses	**($3,403)**	($1,956)	$258	$987	$9,398
Income tax expense	**$4,519**	$4,896	$4,564	$4,194	$2,752
Net income	**$18,143**	$19,740	$18,278	$16,775	$10,940

	2Q21	1Q21	4Q20	3Q20	2Q20
Efficiency Ratio[1]	**56.72%**	50.96%	53.30%	50.60%	50.13%
Net Interest Margin (FTE)	**2.83%**	2.88%	3.06%	3.00	3.11%
Diluted EPS	**$1.21**	$1.31	$1.22	$1.11	$0.73

Camden NATIONAL CORPORATION

(1) Non-GAAP measure.

Balance Sheet

$ millions	2Q21	1Q21	4Q20	3Q20	2Q20
Loans	**$3,301**	$3,259	$3,261	$3,313	$3,363
Investment Securities	**$1,416**	$1,131	$1,133	$1,125	$1,068
Total Assets	**$5,152**	$5,089	$4,899	$5,154	$4,959
Deposits	**$4,294**	$4,212	$4,005	$4,224	$3,996
Borrowings	**$215**	$246	$247	$294	$330
Shareholders' Equity	**$546**	$532	$529	$518	$506

	2Q21	1Q21	4Q20	3Q20	2Q20
Total Risk-Based Capital Ratio	**15.26%**	16.00%	15.40%	15.15%	14.56%
Tier 1 Leverage Capital Ratio	**9.48%**	9.61%	9.13%	8.96%	8.95%
Loan / Deposit Ratio	**77%**	77%	80%	78%	83%

Camden NATIONAL CORPORATION

Historical Credit Metrics

Camden National Corp.
Peer Group

NPAs / Assets



3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
'12 '13 '14 '15 '16 '17 '18 '19 '20 YTD '21

NCOs / Average Loans



0.90%
0.75%
0.60%
0.45%
0.30%
0.15%
0.00%
'12 '13 '14 '15 '16 '17 '18 '19 '20 YTD '21

Loan Loss Reserves / Gross Loans[1]



2.10%
1.75%
1.40%
1.05%
0.70%
0.35%
0.00%
'12 '13 '14 '15 '16 '17 '18 '19 '20 YTD '21

Nonaccrual Loans / Loans



2.10%
1.75%
1.40%
1.05%
0.70%
0.35%
0.00%
'12 '13 '14 '15 '16 '17 '18 '19 '20 YTD '21

(1) CNC loan loss reserves / gross loans as presented under the incurred loss model.
Note: Peer Group defined as publicly traded banks and thrifts headquartered in the United States with total assets between $1.5 billion and $7.0 billion, excluding merger targets.
Source: S&P Global

Profitability Trends

Camden National Corp.
Peer Group

ROAA


1.80%
1.50%
1.20%
0.90%
0.60%
0.30%
0.00%
'12 '13 '14 '15 '16 '17 '18 '19 '20 YTD '21

ROAE


15.00%
12.50%
10.00%
7.50%
5.00%
2.50%
0.00%
'12 '13 '14 '15 '16 '17 '18 '19 '20 YTD '21

Net Interest Margin


4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
'12 '13 '14 '15 '16 '17 '18 '19 '20 YTD '21

Efficiency Ratio


70.00%
65.00%
60.00%
55.00%
50.00%
45.00%
40.00%
'12 '13 '14 '15 '16 '17 '18 '19 '20 YTD '21

Camden NATIONAL CORPORATION

Note: Peer Group defined as publicly traded banks and thrifts headquartered in the United States with total assets between $1.5 billion and $7.0 billion, excluding merger targets.
Source: S&P Global

Deposit Cost Trend



0.35%
0.29%
0.23%
0.19%
0.16%
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21

- 54% of CD portfolio matures in the next 12 months at 0.38%
- Redesigned consumer checking product set, shifting $272 million of interest checking balances to non-interest checking
- $3.9 billion of non-maturity deposits at 0.13%
    - $1.2 billion have balances >$1 million at a rate of 0.32%
    - $2.7 billion is all other non-maturity deposits at a rate of 0.04%
    - Ability to continue lowering non-maturity deposit rates lower is limited

Camden NATIONAL CORPORATION

Maine Mortgage Banking Activity

	Six Months Ended June 30, 2021		
Top 15 Lenders	**Origination Units**	**Rank**	**% of Total**
Bangor Savings Bank	3,057	1	9.8%
Quicken Loans	2,345	2	7.5%
Camden National Bank	***1,754***	***3***	***5.6%***
Residential Mortgage Services Inc.	1,562	4	5.0%
United Wholesale Mortgage	1,403	5	4.5%
Kennebec Savings Bank	1,096	6	3.5%
First, N.A.	1,059	7	3.4%
Key Bank	1,032	8	3.3%
Machias Savings Bank	835	9	2.7%
TD Bank, N.A.	568	10	1.8%
USA - various agencies	561	11	1.8%
Norway Savings Bank	547	12	1.8%
CUSO Mortgage Corp.	492	13	1.6%
Gorham Savings Bank	449	14	1.4%
Mortgage Network	437	15	1.4%
All Other Lenders	13,927	-	44.7%
Total	**31,124**		**100.0%**

Camden NATIONAL CORPORATION

Source: MRS, Inc.
Data obtained from registry of deeds throughout the state of Maine.